UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-12175

75-2662240

(State or other jurisdiction of incorporation)

(Commission File No.)

(IRS Employer Identification No.)

3150 Sabre Drive Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 9                     Regulation FD Disclosure

On September 16, 2003, Sabre Holdings Corporation (the “Company”) issued the news release attached hereto as Exhibit 99.1 announcing that it plans to combine the assets and operations of its GetThere L.P. business unit with related assets and operations that will be managed by the Company’s continuing business units: Travelocity, Sabre Travel Network and Sabre Airline Solutions.

Attached hereto as Exhibit 99.2 is a script containing Questions and Answers that the Company intends to use when discussing the GetThere realignment with representatives of the financial community.

Exhibit(s)

Exhibit	Description

99.1	News release announcing Sabre Holdings Aligns Online Capabilities To Match Market Growth Opportunities, issued by Sabre Holdings Corporation on September 16, 2003.

99.2	Scripted Questions and Answers (Q&A) dated September 16, 2003, to be used by Sabre Holdings Corporation when discussing the GetThere realignment with representatives of the financial community.

All of the information furnished in this report and in the accompanying Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and the accompanying Exhibits 99.1 and 99.2 which are not purely historical facts, including statements about possible accelerated technology delivery, increased sales opportunities, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues being highly dependent on the travel and transportation industries; airlines limiting their participation in travel marketing and distribution services; and reduced travel demand related to the possibility of further terrorist attacks, hostilities and war, traveler fear of exposure to contagious disease, and delays resulting from added security measures at airports.  The Company may not succeed in addressing these and other risks.

Further information regarding factors that could affect our financial and other results can be found in the risk factors section of the Company’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
	Name:	James F. Brashear
	Title:	Corporate Secretary
Date: September 16, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	News release announcing Sabre Holdings Aligns Online Capabilities To Match Market Growth Opportunities, issued by Sabre Holdings Corporation on September 16, 2003.

99.2	Scripted Questions and Answers (Q&A) dated September 16, 2003, to be used by Sabre Holdings Corporation when discussing the GetThere realignment with representatives of the financial community.